UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 18, 2011

ARAMARK CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-04762	95-2051630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Market Street Philadelphia, Pennsylvania		19107
(Address of Principal Executive Offices)		Zip Code

Registrant’s telephone, including area code: 215-238-3000

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ARAMARK Corporation (the “Registrant”) filed a Form 8-K on March 24, 2011 (the “March Form 8-K”) to report the acquisition of MPBP Holdings, Inc., the ultimate parent company of Masterplan, a clinical technology management and medical equipment maintenance company, by ARAMARK Clinical Technology Services, LLC, a subsidiary of the Registrant. Also acquired in the transaction were ReMedPar, an independent provider of sourced and refurbished medical equipment parts, and MESA, an integrated repair and maintenance services provider in 12 European countries. The purchase price was approximately $154.5 million in cash and revolver borrowings. This amendment is being filed to amend and supplement Item 9.01 of the March Form 8-K to include the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K.

Except as described above, all other information in and exhibits to the March Form 8-K remain unchanged.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Attached hereto as Exhibit 99.1, and incorporated herein by reference, are the audited consolidated financial statements of MPBP Holdings Inc. and Subsidiaries as of March 31, 2010 and 2009 and for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008.

Attached hereto as Exhibit 99.2, and incorporated herein by reference, are unaudited condensed consolidated financial statements of MPBP Holdings Inc. and Subsidiaries as of December 31, 2010 and March 31, 2010 and for the three- and nine-month periods ended December 31, 2010 and December 31, 2009.

(b)	Pro Forma Financial Information.

Attached hereto as Exhibit 99.3, and incorporated herein by reference, is the required unaudited pro forma condensed combined financial information, which was developed by applying pro forma adjustments to the separate historical consolidated financial statements of the Registrant included in its fiscal 2010 Form 10-K and its Form 10-Q for the quarterly period ended April 1, 2011.

(c)	Exhibits

Exhibit No.	Description

10.1	Agreement and Plan of Merger by and among MPBP Holdings, Inc., ARAMARK Clinical Technology Services, LLC, RMK Titan Acquisition Corporation, ARAMARK Corporation and the stockholders of MPBP Holdings, Inc. party thereto dated March 18, 2011 (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on March 24, 2011, pursuant to the Exchange Act (file number 001-04762)).

23.1	Consent of Independent Public Accounting Firm.

99.1	Audited Consolidated Financial Statements of MPBP Holdings Inc. and Subsidiaries as of March 31, 2010 and 2009 and for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008.

99.2	Unaudited Condensed Consolidated Financial Statements of MPBP Holdings Inc. and Subsidiaries as of December 31, 2010 and March 31, 2010 and for the three- and nine-month periods ended December 31, 2010 and December 31, 2009.

99.3	Unaudited Pro Forma Condensed Combined Financial Information for the fiscal year ended October 1, 2010 and for the six months ended April 1, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARAMARK CORPORATION

Date: June 2, 2011	By:	/s/ L. FREDERICK SUTHERLAND
	Name:	L. Frederick Sutherland
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement and Plan of Merger by and among MPBP Holdings, Inc., ARAMARK Clinical Technology Services, LLC, RMK Titan Acquisition Corporation, ARAMARK Corporation and the stockholders of MPBP Holdings, Inc. party thereto dated March 18, 2011 (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on March 24, 2011, pursuant to the Exchange Act (file number 001-04762)).

23.1	Consent of Independent Public Accounting Firm.

99.1	Audited Consolidated Financial Statements of MPBP Holdings Inc. and Subsidiaries as of March 31, 2010 and 2009 and for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008.

99.2	Unaudited Condensed Consolidated Financial Statements of MPBP Holdings Inc. and Subsidiaries as of December 31, 2010 and March 31, 2010 and for the three- and nine-month periods ended December 31, 2010 and December 31, 2009.

99.3	Unaudited Pro Forma Condensed Combined Financial Information for the fiscal year ended October 1, 2010 and for the six months ended April 1, 2011.